Scudder Tax Free Money Fund
Scudder Medium Term Tax Free Fund
Scudder Managed Municipal Bonds
Scudder High Yield Tax Free Fund

Supplement to the Combined Prospectus
Dated March 1, 1997

The Boards of Trustees of the above Funds have approved a change in the quality requirements of the debt securities the Funds are permitted to purchase, as well as changes in certain types of investments the Funds are permitted to make. The changes are set forth in detail below, and serve to amend the text of the prospectus and Statement of Additional Information in their entirety.

These changes give the Funds (with the exception of Scudder Tax Free Money Fund) increased flexibility to invest in medium or lower rated securities. Lower rated bonds typically provide higher yields and involve greater price variability in certain periods and a higher degree of speculation with respect to payment of principal and interest than do higher rated bonds. To the extent that a Fund will invest in lower rated bonds, the increased risk should be taken into account when reading "Selecting among the Funds" in the prospectus. In the case of Scudder Limited Term Tax Free Fund, the ability to invest in lower rated securities is one factor that distinguishes the Fund from tax-free money market funds, which invest only in high quality securities and seek to maintain a stable share price. Investors in Scudder High Yield Tax Free Fund should consider whether they are willing to assume the risks associated with a fund that may invest up to 50% of its assets in securities rated below investment grade.

Scudder Tax Free Money Fund

The Fund may invest its assets in municipal securities which are rated, or issued by an issuer rated, P2 by Moody's, A2 by S&P, or F2 by Fitch, to the extent permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended.

The Fund may invest up to 20% of its assets in securities subject to the alternative minimum tax ("AMT bonds"). The Fund's distributions from interest on AMT bonds may be taxable depending upon an investor's particular situation. (For more information please see the Statement of Additional Information.)

Scudder Medium Term Tax Free Fund

Normally, the Fund invests at least 65% of its net assets in municipal bonds which are rated within the three highest quality rating categories of Moody's (Aaa, Aa and A), S&P or Fitch (AAA, AA and A) or equivalent ratings by another nationally recognized statistical rating organization, or, if unrated, judged by the Fund's Adviser, Scudder, Stevens & Clark, Inc. ("Scudder"), to be of comparable quality at the time of purchase. The Fund will not invest in any debt security rated lower than Baa by Moody's, BBB by S&P or Fitch or of equivalent quality as determined by the Adviser. The Fund may, however, invest in a debt security so rated by one rating agency even though the security may be rated lower by one or more of the other agencies.
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Scudder Managed Municipal Bonds

Normally, the Fund invests at least 65% of its net assets in securities rated, or issued by an issuer rated, within the three highest quality rating categories of Moody's (Aaa, Aa and A), S&P or Fitch (AAA, AA and A) or equivalent ratings by another nationally recognized statistical rating organization, or, if unrated, judged by the Fund's Adviser, Scudder, Stevens & Clark, Inc. ("Scudder"), to be of comparable quality at the time of purchase. The Fund may invest up to 10% of its assets in debt securities rated lower than Baa by Moody's, BBB by S&P or Fitch or of equivalent quality as determined by the Adviser, but will not purchase bonds rated below B by Moody's, S&P or Fitch, or their equivalent.

The Fund may invest up to 20% of its assets in securities subject to the alternative minimum tax ("AMT bonds"). The Fund's distributions from interest on AMT bonds may be taxable depending upon an investor's particular situation. (For more information please see the Statement of Additional Information.)

Scudder High Yield Tax Free Fund

PROSPECTUS COVER: Scudder High Yield Tax Free Fund may invest up to 50% of its assets in lower quality bonds, commonly referred to as municipal junk bonds. Bonds of this type are considered to be speculative with regard to the payment of interest and return of principal. Purchasers should carefully assess the risks associated with an investment in this Fund.

Scudder High Yield Tax Free Fund, a diversified series of Scudder Municipal Trust, seeks to provide a high level of income exempt from regular federal income tax, from an actively managed portfolio of municipal securities. The Fund will invest at least 50% of its assets in municipal bonds rated, at the time of purchase, within the four highest quality rating categories of Moody's (Aaa, Aa, A or Baa), S&P or Fitch (AAA, AA, A or BBB), or their equivalents as determined by the Adviser. The Fund may invest, however, up to 50% of its total assets in bonds rated below Baa by Moody's or below BBB by S&P or Fitch, or unrated securities considered to be of equivalent quality. The Fund may not invest in bonds rated below B by Moody's, S&P or Fitch, or their equivalent.

Scudder Managed Municipal Bonds

Scudder High Yield Tax Free Fund

Risk Factors of Investing in High Yield/High Risk Securities: Debt securities rated below Baa by Moody's or BBB by S&P or Fitch are considered to be below investment grade. These types of high yield/high risk debt obligations (commonly referred to as "junk bonds") are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and more volatility in price than securities in higher rating categories. These debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Lower rated and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers, and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities, especially in a market characterized by only a small amount of trading. Perceived credit quality in this market can change suddenly and unexpectedly, and may not fully reflect the actual risk posed by a particular lower rated or unrated security.

DESCRIPTION OF MUNICIPAL SECURITY RATINGS:

The six highest ratings of Moody's for municipal bonds are Aaa, Aa, A, Baa, Ba and B. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. Together with securities rated A and Baa, they comprise investment grade securities. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa municipal bonds. Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Securities rated Baa are considered medium grade, with factors giving security to principal and interest adequate at present but may be unreliable over any period of time. Such bonds have speculative elements as well as investment grade characteristics. Securities rated Ba or below by Moody's are considered below investment grade. Moody's judges municipal bonds rated Ba to have speculative elements, with very moderate protection of interest and principal payments and thereby not well safeguarded under any future conditions. Municipal bonds rated B by Moody's generally lack characteristics of desirable investments. Long-term assurance of the contract terms of B-rated municipal bonds, such as interest and principal payments, may be small. Securities rated Ba or below are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2 are of high quality, with margins of protection ample although not as large as in the preceding group.

The six highest ratings of S&P for municipal bonds are AAA (Prime), AA (High grade), A (Good grade), BBB (Investment grade), BB (Below investment grade) and
B. Bonds rated AAA have the highest rating assigned by S&P to a municipal obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Bonds rated BBB have an adequate capacity to pay interest and to repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds of this category than for bonds of higher rated categories. Securities rated BB or below by S&P are considered below investment grade. Debt rated BB by S&P faces major ongoing uncertainties or exposure to adverse conditions which could lead to inadequate capacity to meet timely interest and principal payments. Municipal bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Securities rated BB or below are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

S&P's top ratings for municipal notes are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest.

The six highest ratings of Fitch for municipal bonds are AAA, AA, A, BBB, BB and
B. Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Securities rated BB or below by Fitch are considered below investment grade. Fitch considers bonds rated BB to be speculative because the issuer's ability to pay interest and repay principal may be affected over time by adverse economic changes, although financial alternatives can be identified to assist the issuer in meeting its obligations. While bonds rated B are currently meeting debt service requirements, they are considered highly speculative in light of the issuer's limited margin of safety. Securities rated BB or below are commonly referred to as "junk" bonds and as such they carry a high margin of risk.





March 20, 1997